UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 18, 2010
Apollo Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4025 S. Riverpoint Parkway, Phoenix,
Arizona	85040
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.
Annual Meeting of Class B Shareholders
     The Annual Meeting of the holders of Class B Common Stock (the “Class B Shareholders”) of Apollo Group, Inc. (the “Annual Meeting”) was held on Thursday, February 18, 2010.
     Election of Directors
     At the Annual Meeting, the Class B Shareholders elected the following incumbent directors to Apollo Group’s Board of Directors:
•	Dr. John G. Sperling,
•	Terri C. Bishop,
•	Gregory W. Cappelli,
•	Dino J. DeConcini,
•	Samuel A. DiPiazza, Jr.,
•	Charles B. Edelstein,
•	Stephen J. Giusto,
•	Dr. Roy A. Herberger, Jr.,
•	Dr. Ann Kirschner,
•	K. Sue Redman,
•	James R. Reis,
•	Manuel F. Rivelo,
•	Peter V. Sperling and
•	George A. Zimmer.
     Ratification of Deloitte & Touche LLP Appointment
     In addition to electing Apollo Group’s Board of Directors, at the Annual Meeting the Class B Shareholders also ratified the appointment of Deloitte & Touche LLP as Apollo Group’s independent registered public accounting firm for the fiscal year ending August 31, 2010.
     The information in Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
February 22, 2010	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President of Finance,
Chief Financial Officer and Treasurer